Income Taxes	12 Months Ended
Dec. 31, 2010
Income Taxes
Income Taxes
8.	INCOME TAXES:

The income tax provision differs from the amount computed by applying the statutory federal income tax rate to pretax income as a result of the following differences:

	Year Ended December 31,
	2010	2009
Statutory tax rate	$(501,412)	$(366,931)
State taxes, net of federal tax	(54,389)	(33,344)
Permanent and other items	(74,020)	(14,379)
Stock-based compensation	292,292	64,949
Expiration of net operating losses	1,886,313	2,042,308
Valuation allowance	(1,548,784)	(1,692,603)

	$—	$—

We had the following deferred tax assets and (liabilities):

	December 31,
	2010	2009
Deferred tax assets:

Inventory	$278,958	$273,882
Deferred revenue	507,734	579,193
Other accrued liabilities	109,394	284,314
Net operating loss carryforwards and credits	33,544,769	34,893,300

	34,440,855	36,030,689
Deferred tax liabilities:

Depreciation and amortization	(209,795)	(250,845)

Total deferred tax assets, net	34,231,060	35,779,844
Less valuation allowance	(34,231,060)	(35,779,844)

Net deferred tax assets	$—	$—

A full valuation allowance has been recorded against the deferred tax assets because of the uncertainty regarding the realizability of these benefits due to our historical operating losses. The net change in the valuation allowance for deferred tax assets was a decrease of $1.5 million and $1.7 million for the years ended December 31, 2010 and 2009, respectively, mainly due to the expiration of net operating loss carryforwards. As of December 31, 2010, we had net operating loss carryforwards of approximately $87.1 million and $68.3 million available to reduce future federal and state taxable income, respectively, which expire in 2011 through 2031. Approximately $2.0 million of our carryforwards were generated as a result of deductions related to exercises of stock options. If utilized, this portion of our carryforwards, as tax effected, will be accounted for as a direct increase to contributed capital rather than as a reduction of that year's provision for income taxes.

As of December 31, 2010, we had unused research tax credits of approximately $1.6 million available to reduce future federal income taxes. If unutilized, the credits expire between 2011 and 2030.

We did not have any unrecognized tax benefits or associated interest at December 31, 2010 or 2009 and we do not expect any significant changes to our unrecognized tax benefits within the next 12 months. We file federal and various state and local income tax returns. With few exceptions, we are no longer subject to federal, state or local income tax examinations for years prior to 2006.

We have not completed a study to assess whether an ownership change has occurred or whether there have been multiple ownership changes since our formation due to the complexity and cost associated with such a study, and the fact that there may be additional such ownership changes in the future. If we have experienced an ownership change at any time since our formation, utilization of net operating loss or research and development credit carryforwards would be subject to an annual limitation under Section 382 of the Internal Revenue Code, which is determined by first multiplying the value of our stock at the time of the ownership change by the applicable long-term, tax-exempt rate, and then could be subject to additional adjustments, as required. Any limitation may result in expiration of a portion of the net operating loss or research and development credit carryforwards before utilization. Further, until a study is completed and any limitation known, no amounts are being considered as an uncertain tax position or disclosed as an unrecognized tax benefit. Due to the existence of the valuation allowance, future changes in our unrecognized tax benefits will not impact our effective tax rate. Any carryforwards that will expire prior to utilization as a result of such limitations will be removed from deferred tax assets with a corresponding reduction of the valuation allowance.